SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2005

CARRAMERICA REALTY OPERATING PARTNERSHIP, L. P.

CARRAMERICA REALTY CORPORATION

CARRAMERICA REALTY, L.P.

(Exact name of registrant as specified in its charter)

Delaware Maryland Delaware	000-50663 1-11706 000-22741	20-0882547 52-1796339 52-1976308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1850 K Street, NW, Suite 500 Washington, DC	20006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(202) 729-1700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 8, 2005, CarrAmerica Realty Operating Partnership, L.P. (the “Operating Partnership”) entered into an Underwriting Agreement with J.P. Morgan Securities Inc. and UBS Securities LLC, and the Operating Partnership, CarrAmerica Realty Corporation (the “Company”) and CarrAmerica Realty, L.P. (“CARLP”) entered into a Terms Agreement with the underwriters named therein (collectively, the “Underwriters”), in connection with a proposed public offering (the “Offering”) of $250,000,000 of the Operating Partnership’s 5.500% Senior Notes due 2010, which are guaranteed as to payment of principal, premium, if any, and interest by the Company and CARLP. The notes mature on December 15, 2010, with interest payable semiannually on June 15 and December 15 of each year outstanding beginning June 15, 2006. The Company may redeem the notes at any time. The closing of the offering is expected to occur on December 13, 2005. Copies of the Underwriting Agreement and the Terms Agreement relating to the Offering are filed as exhibits 1.1 and 1.2, respectively, to this current report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Shell Company Transactions

Not applicable

(d)	Exhibits

The following exhibits are filed as part of this report:

1.1	Underwriting Agreement, dated as of December 8, 2005, by and between CarrAmerica Realty Operating Partnership, L.P., J. P. Morgan Securities Inc. and UBS Securities LLC

1.2	Terms Agreement, dated as of December 8, 2005, by and among CarrAmerica Realty Operating Partnership, L.P., CarrAmerica Realty Corporation, CarrAmerica Realty, L.P. and the underwriters named therein

4.1	Indenture, dated as of June 23, 2004, by and among CarrAmerica Realty Operating Partnership, L.P., as Primary Obligor, CarrAmerica Realty Corporation and CarrAmerica Realty, L.P., as Guarantors, and U.S. Bank Trust National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Amendment No. 2 to the Operating Partnership’s, the Company’s and CARLP’s registration statement on Form S-3 filed on June 30, 2004)

4.2	Form of 5.500% Senior Note due 2010

4.3	Form of Guarantee by CarrAmerica Realty Corporation

4.4	Form of Guarantee by CarrAmerica Realty, L.P.

5.1	Opinion of Hogan & Hartson L.L.P. regarding legality of securities

12.1	Computation of Ratios of Earnings to Fixed Charges

23.1	Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

25.1	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to Amendment No. 2 to the Operating Partnership’s, the Company’s and CARLP’s registration statement on Form S-3 filed on June 30, 2004)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.

Date: December 12, 2005	BY:	CARRAMERICA REALTY CORPORATION,
its general partner

	By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRAMERICA REALTY CORPORATION

Date: December 12, 2005	By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRAMERICA REALTY, L.P.

Date: December 12, 2005	By:	CARRAMERICA REALTY GP HOLDINGS, LLC,
its general partner

	By:	CARRAMERICA REALTY OPERATING
PARTNERSHIP, L.P., its sole member

	BY:	CARRAMERICA REALTY CORPORATION,
its general partner

	By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

EXHIBIT INDEX

Exhibit	Document
1.1	Underwriting Agreement, dated as of December 8, 2005, by and between CarrAmerica Realty Operating Partnership, L.P., J. P. Morgan Securities Inc. and UBS Securities LLC

1.2	Terms Agreement, dated as of December 8, 2005, by and among CarrAmerica Realty Operating Partnership, L.P., CarrAmerica Realty Corporation, CarrAmerica Realty, L.P. and the underwriters named therein

4.1	Indenture, dated as of June 23, 2004, by and among CarrAmerica Realty Operating Partnership, L.P., as Primary Obligor, CarrAmerica Realty Corporation and CarrAmerica Realty, L.P., as Guarantors, and U.S. Bank Trust National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Amendment No. 2 to the Operating Partnership’s, the Company’s and CARLP’s registration statement on Form S-3 filed on June 30, 2004)

4.2	Form of 5.500% Senior Note due 2010

4.3	Form of Guarantee by CarrAmerica Realty Corporation

4.4	Form of Guarantee by CarrAmerica Realty, L.P.

5.1	Opinion of Hogan & Hartson L.L.P. regarding legality of securities

12.1	Computation of Ratios of Earnings to Fixed Charges

23.1	Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

25.1	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to Amendment No. 2 to the Operating Partnership’s, the Company’s and CARLP’s registration statement on Form S-3 filed on June 30, 2004)